INVESCO ENERGY FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                           15,297
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                                                            1,371
          Class C                                                                            4,616
          Class Y                                                                            1,356
          Investor Class                                                                     9,015
          Class R5                                                                             595
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                          $ 40.52
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                          $ 36.63
          Class C                                                                          $ 35.74
          Class Y                                                                          $ 40.70
          Investor Class                                                                   $ 40.38
          Class R5                                                                         $ 41.51

INVESCO GOLD & PRECIOUS METALS FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                           24,171
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                                                            3,215
          Class C                                                                            6,222
          Class Y                                                                            3,220
          Investor Class                                                                    22,751
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                          $  5.44
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                          $  5.24
          Class C                                                                          $  5.60
          Class Y                                                                          $  5.52
          Investor Class                                                                   $  5.48

INVESCO LEISURE FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $    80
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                          $    22
           Investor Class                                                                   $   399
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.0572
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                          $0.1241
           Investor Class                                                                   $0.0572
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            1,672
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                               90
           Class C                                                                              379
           Class R                                                                               31
           Class Y                                                                              216
           Investor Class                                                                     7,514
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 41.80
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 39.09
           Class C                                                                          $ 37.51
           Class R                                                                          $ 41.39
           Class Y                                                                          $ 41.99
           Investor Class                                                                   $ 41.68

INVESCO TECHNOLOGY FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 2,068
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                          $    42
           Investor Class                                                                   $ 2,898
           Class R5                                                                         $    13
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2698
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                          $0.3634
           Investor Class                                                                   $0.2810
           Class R5                                                                         $0.5216
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            7,400
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              473
           Class C                                                                              804
           Class Y                                                                              109
           Investor Class                                                                    10,084
           Class R5                                                                              32
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 34.19
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 31.64
           Class C                                                                          $ 30.76
           Class Y                                                                          $ 34.16
           Investor Class                                                                   $ 33.94
           Class R5                                                                         $ 37.33

INVESCO DIVIDEND INCOME FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 7,323
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $   364
           Class C                                                                          $   583
           Class Y                                                                          $   190
           Investor Class                                                                   $ 1,914
           Class R5                                                                         $   154
           Class R6                                                                         $   184
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.5180
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.3783
           Class C                                                                          $0.3816
           Class Y                                                                          $0.5699
           Investor Class                                                                   $0.5223
           Class R5                                                                         $0.5924
           Class R6                                                                         $0.3260
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           14,557
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              835
           Class C                                                                            1,524
           Class Y                                                                              283
           Investor Class                                                                     3,693
           Class R5                                                                              38
           Class R6                                                                           1,172
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 18.02
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 18.07
           Class C                                                                          $ 18.24
           Class Y                                                                          $ 18.18
           Investor Class                                                                   $ 18.18
           Class R5                                                                         $ 18.03
           Class R6                                                                         $ 18.04

INVESCO AMERICAN VALUE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 3,822
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $   196
           Class R                                                                          $   138
           Class Y                                                                          $ 2,147
           Class R5                                                                         $   203
           Class R6                                                                         $   127
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.1629
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.1485
           Class R                                                                          $0.0851
           Class Y                                                                          $0.2418
           Class R5                                                                         $0.2881
           Class R6                                                                         $0.1720
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           23,667
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                            1,127
           Class C                                                                            2,767
           Class R                                                                            1,625
           Class Y                                                                            7,955
           Class R5                                                                             739
           Class R6                                                                           1,491
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 35.77
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 32.58
           Class C                                                                          $ 32.00
           Class R                                                                          $ 35.74
           Class Y                                                                          $ 35.90
           Class R5                                                                         $ 35.91
           Class R6                                                                         $ 35.90

INVESCO COMSTOCK FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 83,504
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $  3,963
           Class C                                                                          $  3,466
           Class R                                                                          $  2,509
           Class Y                                                                          $ 34,671
           Class R5                                                                         $  7,159
           Class R6                                                                         $  1,435
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $ 0.2712
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $ 0.2344
           Class C                                                                          $ 0.1411
           Class R                                                                          $ 0.2277
           Class Y                                                                          $ 0.3144
           Class R5                                                                         $ 0.3356
           Class R6                                                                         $ 0.1816
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           298,055
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                            12,278
           Class C                                                                            23,221
           Class R                                                                            10,889
           Class Y                                                                           106,268
           Class R5                                                                           19,676
           Class R6                                                                            7,351
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  20.25
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $  20.23
           Class C                                                                          $  20.24
           Class R                                                                          $  20.24
           Class Y                                                                          $  20.25
           Class R5                                                                         $  20.24
           Class R6                                                                         $  20.25

INVESCO TECHNOLOGY SECTOR FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                           6,733
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                                                             228
          Class C                                                                             741
          Class Y                                                                              50
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                          $12.01
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                          $10.58
          Class C                                                                          $10.58
          Class Y                                                                          $12.49

INVESCO MID CAP GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                           47,988
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                                                            3,943
          Class C                                                                            5,151
          Class R                                                                            1,022
          Class Y                                                                            1,514
          Class R5                                                                             624
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                          $ 31.09
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                          $ 27.03
          Class C                                                                          $ 26.11
          Class R                                                                          $ 30.72
          Class Y                                                                          $ 31.78
          Class R5                                                                         $ 31.87

INVESCO SMALL CAP VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                           78,455
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                                                            1,748
          Class C                                                                            8,727
          Class Y                                                                           46,835
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                          $ 18.53
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                          $ 16.25
          Class C                                                                          $ 15.86
          Class Y                                                                          $ 18.90

INVESCO VALUE OPPORTUNITIES FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-3826
SERIES NO.:         26

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 6,677
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $   547
           Class C                                                                          $   254
           Class R                                                                          $   133
           Class Y                                                                          $   136
           Class R5                                                                         $    60
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.1018
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.1039
           Class C                                                                          $0.0275
           Class R                                                                          $0.0758
           Class Y                                                                          $0.1287
           Class R5                                                                         $0.1653
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           62,658
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                            4,321
           Class C                                                                            8,718
           Class R                                                                            1,697
           Class Y                                                                            1,072
           Class R5                                                                             169
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 11.97
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 11.80
           Class C                                                                          $ 11.67
           Class R                                                                          $ 11.94
           Class Y                                                                          $ 11.94
           Class R5                                                                         $ 11.99